WARNING: THE EDGAR SYSTEM ENCOUNTERED ERROR(S) WHILE PROCESSING THIS SCHEDULE.


<ARTICLE> 5
<LEGEND>
This financial data schedule is submitted in accordance with Regulation S-K item
601(c)(2). This schedule contains summary financial information extracted from Form 10-K for the annual period ended December 31, 1997 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1997
<PERIOD-END>                               DEC-31-1997
<CASH>                                          87,100
<SECURITIES>                                     3,586
<RECEIVABLES>                                  135,611
<ALLOWANCES>                                    21,311
<INVENTORY>                                          0
<CURRENT-ASSETS>                               225,631<F1>
<PP&E>                                       3,332,363
<DEPRECIATION>                                 515,229
<TOTAL-ASSETS>                               3,589,768
<CURRENT-LIABILITIES>                          370,469<F2>
<BONDS>                                      2,629,549
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         41
<COMMON>                                           669
<OTHER-SE>                                     464,805
<TOTAL-LIABILITY-AND-EQUITY>                 3,589,768
<SALES>                                        930,094
<TOTAL-REVENUES>                               930,094
<CGS>                                                0
<TOTAL-COSTS>                                  618,249
<OTHER-EXPENSES>                                24,763
<LOSS-PROVISION>                                 5,766
<INTEREST-EXPENSE>                             207,490
<INCOME-PRETAX>                                 73,826
<INCOME-TAX>                                  (116,066)
<INCOME-CONTINUING>                            189,892
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                (21,342)
<CHANGES>                                       (1,214)
<NET-INCOME>                                   167,336
<EPS-PRIMARY>                                     2.36
<EPS-DILUTED>                                     2.29
<F1>Current assets include cash, unrestricted marketable securities, current portion of accounts and notes receivable and prepaid expenses and deposits.
<F2>Current liabilities include the current portion of long-term debt and accounts payable, accrued expenses and other liabilities.

